Income tax expense	12 Months Ended
Jun. 30, 2018
Text block1 [abstract]
Income tax expense

5    Income tax expense

	2018	2017	2016
	US$M	US$M	US$M
Total taxation expense comprises:
Current tax expense	5,052	4,412	2,621
Deferred tax expense/(benefit)	1,955	31	(518)

	7,007	4,443	2,103

	2018	2017	2016
	US$M	US$M	US$M
Factors affecting income tax expense for the year
Income tax expense differs to the standard rate of corporation tax as follows:
Profit before taxation	14,751	11,137	1,791

Tax on profit at Australian prima facie tax rate of 30 per cent	4,425	3,341	537

Impact of US tax reform
Tax on remitted and unremitted foreign earnings (1)	194	–	–
Non-tax effected operating losses and capital gains	834	–	–
Tax rate changes	1,390	–	–
Recognition of previously unrecognised tax assets	(95)	–	–
Other	(3)	–	–

Subtotal	2,320	–	–
Other items not related to US tax reform
Tax on remitted and unremitted foreign earnings	401	478	(376)
Non-tax effected operating losses and capital gains	721	242	457
Tax rate changes	(79)	25	14
Amounts (over)/under provided in prior years	(51)	175	(4)
Foreign exchange adjustments	(152)	88	125
Investment and development allowance	(180)	(53)	(36)
Tax effect of profit/(loss) from equity accounted investments, related impairments and expenses (2)	(44)	(82)	631
Recognition of previously unrecognised tax assets	(170)	(21)	(36)
Impact of tax rates applicable outside of Australia	(484)	(136)	5
Other	172	219	541

Income tax expense	6,879	4,276	1,858

Royalty-related taxation (net of income tax benefit)	128	167	245

Total taxation expense	7,007	4,443	2,103

(1)	Comprising US$797 million repatriation tax and US$603 million of previously unrecognised tax credits.

(2)

The profit/(loss) from equity accounted investments, related impairments and expenses is net of income tax. This item removes the prima facie tax effect on such profits, related impairments and expenses.

Income tax recognised in other comprehensive income is as follows:

	2018	2017	2016
	US$M	US$M	US$M
Income tax effect of:
Items that may be reclassified subsequently to the income statement:
Available for sale investments:
Net valuation gains/(losses) taken to equity	(3)	–	(1)
Cash flow hedges:
Gains/(losses) taken to equity	(25)	(105)	170
(Gains)/losses transferred to the income statement	64	129	(199)

Income tax credit/(charge) relating to items that may be reclassified subsequently to the income statement	36	24	(30)

Items that will not be reclassified to the income statement:
Remeasurement gains/(losses) on pension and medical schemes	(22)	(12)	5
Employee share awards transferred to retained earnings on exercise	8	(14)	(22)

Income tax charge relating to items that will not be reclassified to the income statement	(14)	(26)	(17)

Total income tax credit/(charge) relating to components of other comprehensive income (1)	22	(2)	(47)

(1)

Included within total income tax relating to components of other comprehensive income is US$17 million relating to deferred taxes and US$5 million relating to current taxes (2017: US$12 million and US$(14) million; 2016: US$(25) million and US$(22) million).

Recognition and measurement

Taxation on the profit/(loss) for the year comprises current and deferred tax. Taxation is recognised in the income statement except to the extent that it relates to items recognised directly in equity, in which case the tax effect is also recognised in equity.

Current tax	Deferred tax	Royalty-related taxation
Current tax is the expected tax on the taxable income for the year, using tax rates and laws enacted or substantively enacted at the reporting date, and any adjustments to tax payable in respect of previous years.

Deferred tax is provided in full, on temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the Financial Statements. Deferred tax assets are recognised to the extent that it is probable that future taxable profits will be available against which the temporary differences can be utilised.

Deferred tax is not recognised for temporary differences relating to:

•   initial recognition of goodwill;

•   initial recognition of assets or liabilities in a transaction that is not a business combination and that affects neither accounting nor taxable profit;

•   investment in subsidiaries, associates and jointly controlled entities where the Group is able to control the timing of the reversal of the temporary difference and it is probable that they will not reverse in the foreseeable future.

Deferred tax is measured at the tax rates that are expected to be applied when the asset is realised or the liability is settled, based on the laws that have been enacted or substantively enacted at the reporting date.

Current and deferred tax assets and liabilities are offset when the Group has a legally enforceable right to offset and when the tax balances are related to taxes levied by the same tax authority and the Group intends to settle on a net basis, or realise the asset and settle the liability simultaneously.

Royalties and resource rent taxes are treated as taxation arrangements (impacting income tax expense/(benefit)) when they are imposed under government authority and the amount payable is calculated by reference to revenue derived (net of any allowable deductions) after adjustment for temporary differences. Obligations arising from royalty arrangements that do not satisfy these criteria are recognised as current provisions and included in expenses.

Uncertain tax and royalty matters

The Group operates across many tax jurisdictions. Application of tax law can be complex and requires judgement to assess risk and estimate outcomes, particularly in relation to the Group’s cross-border operations and transactions. The evaluation of tax risks considers both amended assessments received and potential sources of challenge from tax authorities. The status of proceedings for these matters will impact the ability to determine the potential exposure and in some cases, it may not be possible to determine a range of possible outcomes or a reliable estimate of the potential exposure.

The Group has unresolved tax and royalty matters for which the timing of resolution and potential economic outflow are uncertain. Tax and royalty matters with uncertain outcomes arise in the normal course of business and occur due to changes in tax law, changes in interpretation of tax law, periodic challenges and disagreements with tax authorities and legal proceedings.

Tax and royalty obligations assessed as having probable future economic outflows capable of reliable measurement are provided for at 30 June 2018. Matters with a possible economic outflow and/or presently incapable of being measured reliably are contingent liabilities and disclosed in note 32 ‘Contingent liabilities’. Irrespective of whether the potential economic outflow of the matter has been assessed as probable or possible, individually significant matters are included below, to the extent that disclosure does not prejudice the Group.

Transfer pricing – Sales of commodities to BHP Billiton Marketing AG in Singapore

The Group is currently in dispute with the Australian Taxation Office (ATO) regarding the price at which the Group’s Australian entities sell commodities to the Group’s principal marketing entity in Singapore, BHP Billiton Marketing AG.

In April 2014, the Group received amended assessments for 2003–2008 totalling US$267 million (A$362 million) (inclusive of interest and penalties). In May 2016, the Group received further amended assessments totalling US$396 million (A$537 million) (inclusive of interest and penalties) for 2009–2013. The ATO is currently auditing the 2014–2016 income years.

The Group has formally objected to the amended assessments. The ATO has yet to advise its decision on the objections to these amended assessments.

The Group has made payments of approximately US$221 million (A$276 million) to the ATO in relation to the assessments under dispute pending resolution of the matter. As a consequence of the completion of the transfer pricing audit for 2009–2013, in June 2016, the Group also received an amended assessment in relation to its 2013 MRRT return totalling US$105 million (A$143 million) (inclusive of interest and penalties).

The Group has formally objected to the amended assessment and has made a partial payment of US$39 million (A$52 million) in respect of the MRRT amended assessment.

Controlled Foreign Companies dispute

The Group is currently in dispute with the ATO regarding whether profits earned globally by the Group’s marketing organisation from the on-sale of commodities acquired from Australian subsidiaries of BHP Billiton Plc are subject to‘top-up tax’ in Australia under the Controlled Foreign Companies rules.

In June 2011 and December 2014, the Group received amended assessments relating to the 2006–2010 income years. The Group has objected to these amended assessments. On 30 June 2016, the Group received the ATO’s decision relating to the Group’s objection against these amended assessments. The objections were allowed in part by the ATO. The ATO also determined that the Group was not liable for any penalties. The dispute concerning the disallowed objections was heard before the full Federal Court in May 2018 and we are awaiting judgement. It is estimated the primary tax subject to dispute for the 2006–2010 income years will total US$32 million (A$43 million).

Between May 2016 and May 2017, the Group received amended assessments for primary tax of US$29 million (A$39 million) relating to the 2012–2015 income years. The Group has formally objected to the amended assessments.

Samarco tax assessments	Details of uncertain tax and royalty matters relating to Samarco are disclosed in note 3 ‘Significant events – Samarco dam failure’.

Key judgements and estimates

Income tax classification

The Group’s accounting policy for taxation, including royalty-related taxation, requires management’s judgement as to the types of arrangements considered to be a tax on income in contrast to an operating cost.

Deferred tax

Judgement is required to determine the amount of deferred tax assets that are recognised based on the likely timing and the level of future taxable profits. The Group assesses the recoverability of recognised and unrecognised deferred taxes, including losses in Australia, the United States and Canada on a consistent basis, using assumptions and projected cash flows as applied in the Group impairment process for associated operations.

Deferred tax liabilities arising from temporary differences in investments, caused principally by retained earnings held in foreign tax jurisdictions, are recognised unless repatriation of retained earnings can be controlled and is not expected to occur in the foreseeable future.

Uncertain tax matters

Judgements are required about the application of income tax legislation and its interaction with income tax accounting principles. These judgements are subject to risk and uncertainty, hence there is a possibility that changes in circumstances will alter expectations, which may impact the amount of deferred tax assets and deferred tax liabilities recognised on the balance sheet and the amount of other tax losses and temporary differences not yet recognised.

Where the final tax outcomes are different from the amounts that were initially recorded, these differences impact the current and deferred tax provisions in the period in which the determination is made.

Measurement of uncertain tax and royalty matters considers a range of possible outcomes, including assessments received from tax authorities. Where management is of the view that potential liabilities have a low probability of crystallising, or it is not possible to quantify them reliably, they are disclosed as contingent liabilities (refer to note 32 ‘Contingent liabilities’).

US tax reform

As per note 2 ‘Exceptional items’, the impact of the TCJA has been included in the Financial Statements. The TCJA includes a number of complex provisions, the application of which are potentially subject to further implementation and regulatory guidance, and possible elections. Judgements are required about the application of the TCJA and its interaction with income tax accounting principles.

The Group has made preliminary determinations, based on currently available implementation guidance. However, judgements made are subject to risk and uncertainty, hence there is a possibility that changes in circumstances or future regulatory guidance may alter the judgements made, which may potentially impact the amount of deferred or current taxes recognised on the balance sheet and the amount of other tax balances not yet recognised.

The significant judgements and estimates include:

•

The TCJA requires mandatory deemed repatriation of post-1986 undistributed earnings and profits from specific non-US subsidiaries. In assessing the potential tax charge, the Group has made certain assumptions as to offsets available under the TCJA, including the use of available foreign tax credits to partially offset the deemed repatriation tax liability.

•

The US will continue to tax foreign income from partnerships on a worldwide basis with the ability to offset US tax liabilities on foreign earnings with a credit for taxes paid in foreign jurisdictions. The reduction in the US corporate tax rate and the revised differential in tax rates with other jurisdictions impacts the forecasted utilisation of these foreign tax credits. The Group has made certain assumptions as to the utilisation of available foreign tax credits based on an assessment of probable future US income tax.

Where further clarifying regulatory guidance is issued, this may potentially impact the assumptions made and result in a different outcome.